Defined Benefit Plan, Items Recognized in Accumulated Other Comprehensive Income (Loss) (Detail) (JPY ¥) In Millions, unless otherwise specified	Mar. 31, 2014	Mar. 31, 2013
Schedule of Pension and Other Postretirement Benefits Recognized in Accumulated Other Comprehensive Income (Loss) [Line Items]
Actuarial gains (losses), net	¥ (25,338)	¥ (44,927)
Prior service cost, net	1,919	8,685
Transition obligation	(564)	(687)
Total	¥ (23,983)	¥ (36,929)